MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.








FUND LOGO








Annual Report

June 30, 1997





Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.














Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Developing Capital Markets Fund, Inc.


Asset Allocation
As a Percentage* of
Net Assets as of
June 30, 1997

Map Depicting the Fund's Asset Allocation As a Percentage* of Net Assets as of June 30, 1997

BRAZIL                                     13.5%
PORTUGAL                                    3.9%
FRANCE                                      0.0%++
HUNGARY                                     4.5%
CZECH REPUBLIC                              0.6%
NETHERLANDS                                 0.6%
POLAND                                      1.3%
RUSSIA                                      4.4%
GREECE                                      2.0%
TURKEY                                      0.8%
PAKISTAN                                    0.1%
INDIA                                       7.6%
THAILAND                                    1.6%
CHINA                                       1.5%
SOUTH KOREA                                 2.8%
MEXICO                                      8.4%
CHILE                                       2.3%
ARGENTINA                                   3.3%
ITALY                                       1.0%
EGYPT                                       1.2%
SOUTH AFRICA                                8.7%
ZIMBABWE                                    1.3%
ISRAEL                                      2.2%
MALAYSIA                                    8.3%
INDONESIA                                   6.4%
HONG KONG                                   4.3%
TAIWAN                                      1.2%
AUSTRALIA                                   0.9%

[FN]
++Holdings are less than 0.1%.
 *Total may not equal 100%.



DEAR SHAREHOLDER


During the three-month period ended June 30, 1997, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +9.40%, +9.09%, +9.05% and
+9.21%, respectively. The unmanaged Morgan Stanley Capital International Emerging Markets Free (Ex-Taiwan) Index rose 7.83% during the same period. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--7 of this report to shareholders.) Beneficial to the Fund's performance were its overweighted positions in Hungary, Russia and India, whose markets performed well over the June quarter with total returns of +25.98%, +44.80% and +28.41%, respectively. The Fund's stock selection in South Africa also contributed to performance, and our underweighted position in Thailand, whose market fell 25.02% during the June quarter, limited any negative effects to the Fund.

Fiscal Year in Review
For the 12-month period ended June 30, 1997, the total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +17.66%, +16.39%, +16.37% and
+17.30%, respectively. The unmanaged Morgan Stanley Capital International Emerging Markets Free (Ex-Taiwan) Index rose only
11.36% during the same 12 months. Beneficial to the Fund's performance were its overweighted positions in Hungary, Russia, Egypt and Zimbabwe, whose markets had total returns of +83.70%, +110.61%, +99.28% and +52.03%, respectively. The Fund's underweighted positions in both the Philippines and Thailand, whose markets fell 16.12% and 59.06%, respectively, also limited any negative effects to the Fund's performance during the same period.

Investment Review and Activities
During the quarter ended June 30, 1997, performance was strong in most of the markets we invest in with the exception of Malaysia, Poland, the Czech Republic and Thailand.

Within the Middle East region, the Israeli market had one of the highest returns, rising 12.82% despite investor concern about the scandals surrounding Prime Minister Netanyahu and the violent outbreaks at the beginning of April. As local investors began to focus on favorable developments such as the narrowing of the budget deficit, the strong performance in the industrial sector and the ongoing privatizations in the financial sector, trading volumes and share prices picked up. One of our largest holdings is Bank Hapoalim Ltd., the largest bank in Israel. With the majority of its shares still held by the government, its potential privatization is likely to enable cost reductions and rationalization which would enhance its profitability. The bank has assets of $48 billion and indirectly controls 8% of Israel's gross domestic product through its investments which include Clal Industries Ltd. and Koor Industries Ltd., Israel's largest industrial conglomerates.

All of the Latin American markets performed well, having benefited from the improving economic fundamentals, especially in Argentina and Mexico, declining interest rates in Mexico and Chile, increased fund flows and reasonable stock valuations. In addition to the positive domestic economic developments in Mexico, the performance of stocks there had tended to follow changing investor expectations for US interest rates and the periods of volatility which ensue. During the June quarter, these two factors combined to drive an 18.58% rise in the market. We added to our investment in Grupo Televisa, S.A. de C.V., the media conglomerate in Mexico, based on the expectation that the company's revenues from advertising would flourish as the economy recovered.

In Brazil, the main impetus to the market's 26.48% rise was the quickening pace of reforms, long awaited in this country. Among these were the privatization of the mining conglomerate Companhia de Vale do Rio Doce S.A. (CVRD) and the partial sale of the integrated electric power company for the state of Minas Gerais, Companhia Energetica de Minas Gerais S.A. (CEMIG). In addition, new oil and gas legislation has been submitted to the Brazilian congress which should benefit the petroleum company, Petroleo Brasilerio S.A.-- Petrobras, one of the Fund's largest holdings with a weighting of 2.9% of net assets at June 30, 1997.

We have maintained a large position in the Indian stock market since the start of the year, a position that has contributed substantially to performance. During the June quarter, this market's return of +28.41% topped that of the major Asian markets. Behind this performance were the prospect of improving industrial production, declining interest rates as inflation has been well-contained, high dividend yields and low stock valuations, and ebbing concerns regarding political change.

In Thailand, the market's decline accelerated during the June quarter, dropping 25.02% over the three-month period ended June 30, 1997 and 11.42% in June alone. Behind this decline were heightened speculative pressure on the currency, the possibility of further political turmoil, and investor concerns about the long-term prospects of Thai companies. We maintain a small position in the Thai stock market, 1.6% of net assets at June 30, 1997.

Among the emerging European stock markets, the Hungarian and Russian markets showed the highest gains during the June quarter. The Hungarian stock market, in which we have maintained a substantial investment (4.5% of net assets at June 30, 1997), rose 25.98% during the June quarter. The economic outlook is improving in Hungary, and we added to the Fund's investments in Magyar TavKozlesi Reszvenytarsasag (Matav) and OTP Bank to seek to enhance the Fund's participation in this turnaround. Matav is the national telecommunications operator, and OTP is a leading commercial bank.

The Russian market rose 44.80% as foreign investors became increasingly comfortable with the country's leadership and considered the likelihood of its addressing the widespread problem of non-payment throughout the Russian economic system. Rostelecom-- RDC, the dominant provider of domestic and international long distance telephone service in Russia, is one of the Fund's main investments in this country.

In Conclusion
We thank you for your interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to discussing economic, stock market and portfolio developments in our upcoming quarterly report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Grace Pineda)
Grace Pineda
Vice President and Portfolio Manager


August 4, 1997



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Grace Pineda, Vice President and
  Portfolio Manager
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Merrill Lynch Financial Data
 Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a
$10,000
Investment
Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                             9/01/89**       6/97

ML Developing Capital Markets Fund, Inc.++--
Class A Shares*                              $ 9,475        $23,300

Morgan Stanley Capital International
EAFE Index++++                               $10,000        $15,437

Morgan Stanley Capital International
Emerging Markets Free Index++++++            $10,000        $36,843


A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                             7/01/94**       6/97

ML Developing Capital Markets Fund, Inc.++--
Class B Shares*                              $10,000        $12,731

Morgan Stanley Capital International
EAFE Index++++                               $10,000        $12,993

Morgan Stanley Capital International
Emerging Markets Free Index++++++            $10,000        $12,077

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Morgan Stanley Capital International EAFE Index and the Morgan Stanley Capital International Emerging Markets Free Index. Beginning and ending values are:

                                            10/21/94**       6/97

ML Developing Capital Markets Fund, Inc.++--
Class C Shares*                              $10,000        $11,249

ML Developing Capital Markets Fund, Inc.++--
Class D Shares*                              $ 9,475        $10,887

Morgan Stanley Capital International
EAFE Index++++                               $10,000        $12,563

Morgan Stanley Capital International
Emerging Markets Free Index++++++            $10,000        $10,185

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.
  ++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East.
++++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.



Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/97                        +17.66%        +11.48%
Five Years Ended 6/30/97                  +12.45         +11.25
Inception (9/1/89) through 6/30/97        +12.18         +11.41

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return       % Return
Class B Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/97                        +16.39%        +12.39%
Inception (7/1/94)
through 6/30/97                           + 8.96         + 8.39

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
Class C Shares*                        Without CDSC    With CDSC**

Year Ended 6/30/97                        +16.37%        +15.37%
Inception (10/21/94)
through 6/30/97                           + 4.47         + 4.47

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 6/30/97                        +17.30%        +11.14%
Inception (10/21/94)
through 6/30/97                           + 5.30         + 3.21

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
9/1/89--12/31/89                  $ 9.60        $10.13        $0.004           $0.132            + 6.97%
1990                               10.13          9.04          --              0.640            - 5.33
1991                                9.04         10.89          --              0.252            +23.35
1992                               10.89         10.18         0.324            0.518            + 0.85
1993                               10.18         16.80         0.278            0.069            +68.96
1994                               16.80         13.90         0.653            0.447            -10.97
1995                               13.90         13.18          --              0.238            - 3.43
1996                               13.18         14.53         0.027            0.364            +13.30
1/1/97--6/30/97                    14.53         17.23          --               --              +18.58
                                                              ------           ------
                                                        Total $1.286     Total $2.660

                                                         Cumulative total return as of 6/30/97: +145.90%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
7/1/94--12/31/94                  $14.54        $13.86        $0.653           $0.412            + 2.36%
1995                               13.86         13.11          --              0.124            - 4.50
1996                               13.11         14.45         0.027            0.222            +12.17
1/1/97--6/30/97                    14.45         17.04          --               --              +17.92
                                                              ------           ------
                                                        Total $0.680     Total $0.758

                                                          Cumulative total return as of 6/30/97: +29.31%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
10/21/94--12/31/94                $16.71        $13.84        $0.653           $0.425            -10.98%
1995                               13.84         13.08          --              0.137            - 4.48
1996                               13.08         14.41         0.027            0.231            +12.20
1/1/97--6/30/97                    14.41         16.99          --               --              +17.90
                                                              ------           ------
                                                        Total $0.680     Total $0.793

                                                          Cumulative total return as of 6/30/97: +12.49%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                   Beginning      Ending     Distributed     Dividends Paid*      % Change**
10/21/94--12/31/94                $16.77        $13.90        $0.653           $0.442            -10.84%
1995                               13.90         13.17          --              0.214            - 3.68
1996                               13.17         14.52         0.027            0.324            +13.00
1/1/97--6/30/97                    14.52         17.19          --               --              +18.39
                                                              ------           ------
                                                        Total $0.680     Total $0.980

                                                          Cumulative total return as of 6/30/97: +14.89%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Recent
Performance
Results*
                                                                                            12 Month    3 Month
                                                               6/30/97  3/31/97  6 /30/96   % Change    % Change
ML Developing Capital Markets Fund Class A Shares               $17.23   $15.75    $15.05   +14.70%(1)   +9.40%
ML Developing Capital Markets Fund Class B Shares                17.04    15.62     14.90   +14.58(1)    +9.09
ML Developing Capital Markets Fund Class C Shares                16.99    15.58     14.87   +14.47(1)    +9.05
ML Developing Capital Markets Fund Class D Shares                17.19    15.74     15.02   +14.66(1)    +9.21
ML Developing Capital Markets Fund Class A Shares--Total Return                             +17.66(2)    +9.40
ML Developing Capital Markets Fund Class B Shares--Total Return                             +16.39(3)    +9.09
ML Developing Capital Markets Fund Class C Shares--Total Return                             +16.37(4)    +9.05
ML Developing Capital Markets Fund Class D Shares--Total Return                             +17.30(5)    +9.21

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.027 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.364 per share ordinary income dividends and $0.027 per share captial gains distributions.
(3)Percent change includes reinvestment of $0.222 per share ordinary income dividends and $0.027 per share captial gains distributions.
(4)Percent change includes reinvestment of $0.231 per share ordinary income dividends and $0.027 per share captial gains distributions.
(5)Percent change includes reinvestment of $0.324 per share ordinary income dividends and $0.027 per share captial gains distributions.



CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                         (in US Dollars)
                                                                                                           Value    Percent of
AFRICA       Industries         Shares Held              Investments                      Cost           (Note 1a)  Net Assets
South        Banking               250,000    Nedcor Ltd. (Ordinary)                 $    4,281,780   $    5,541,464    0.5%
Africa
             Beverage              234,813    South African Breweries Ltd.                5,728,608        7,211,670    0.7
                                    58,010    South African Breweries Ltd.
                                                (ADR)(a)                                  1,332,782        1,778,007    0.2
                                    26,250    South African Breweries Ltd. (ADR)
                                                (a)(d)                                      667,538          804,563    0.1
                                                                                     --------------   --------------  ------
                                                                                          7,728,928        9,794,240    1.0

             Coal                  340,900    Ingwe Coal Corporation Ltd.                 2,444,740        2,180,437    0.2

             Diversified         1,313,000    Rembrandt Controlling Investments
             Holdings                           Ltd.                                      8,992,935        8,687,693    0.9
                                 1,091,000    Rembrandt Group Ltd.                       11,504,518       11,646,317    1.1
                                   156,400    Rembrandt Group Ltd. (ADR)(a)               1,676,679        1,657,840    0.2
                                                                                     --------------   --------------  ------
                                                                                         22,174,132       21,991,850    2.2

             Financial              31,850    Anglo American Corp. of South
             Services                           Africa, Ltd.(ADR)(a)                      1,980,464        1,914,981    0.2
                                 1,607,800    First National Bank Holdings Ltd.          12,391,390       13,829,775    1.4
                                                                                     --------------   --------------  ------
                                                                                         14,371,854       15,744,756    1.6

             Mining                282,500    Beatrix Mines Ltd.                          2,492,063        1,280,409    0.1
                                   107,900    De Beers Centenary AG                       3,362,087        3,986,160    0.4
                                   142,000    De Beers Consolidated Mines Ltd.
                                                (ADR)(a)                                  3,858,078        5,236,250    0.5
                                   981,600    Gencor Ltd.                                 4,304,244        4,524,799    0.4
                                 1,065,700    Gencor Ltd. (ADR)(a)                        4,580,886        4,729,044    0.5
                                    37,420    Gold Fields of South Africa Ltd.              956,438          883,092    0.1
                                                                                     --------------   --------------  ------
                                                                                         19,553,796       20,639,754    2.0

             Newspaper/            602,500    Nasionale Pers Beperk (Class A)             5,878,869        6,943,234    0.7
             Publishing

             Retail              3,537,600    Pick'n Pay Stores Ltd.                      4,031,809        5,305,620    0.5
                                   122,912    Pick'n Pay Stores Ltd. (N Shares)             171,056          170,786    0.0
                                                                                     --------------   --------------  ------
                                                                                          4,202,865        5,476,406    0.5

             Steel                   2,768    South Africa Iron & Steel
                                                Industrial Corp., Ltd.                        2,483            1,831    0.0

                                              Total Investments in South Africa          80,639,447       88,313,972    8.7

Zimbabwe     Beverage &          8,705,803    Delta Corporation Ltd.                      5,698,363       13,370,035    1.3
             Tobacco

                                              Total Investments in Zimbabwe               5,698,363       13,370,035    1.3


                                              Total Investments in Africa                86,337,810      101,684,007   10.0

EUROPE

Czech        Telecommunications     58,722  ++SPT Telecom A.S.                            5,885,222        6,165,230    0.6
Republic

                                              Total Investments in the Czech
                                              Republic                                    5,885,222        6,165,230    0.6

France       Utilities--Water      105,239    Compagnie Generale des Eaux S.A.
                                                (Warrants)(c)                                     0           63,055    0.0

                                              Total Investments in France                         0           63,055    0.0

Greece       Banking               189,034    Ergo Bank S.A. (Ordinary)                   7,040,882       11,360,216    1.1

             Beverage              122,660    Hellenic Bottling Co. S.A.                  2,854,032        4,536,758    0.5

             Telecommunications    101,880    Hellenic Telecommunication
                                                Organization S.A.                         2,745,723        2,393,378    0.2
                                   160,000    Hellenic Telecommunication
                                                Organization S.A. (GDR)(b)                1,961,806        1,848,000    0.2
                                    96,100    Hellenic Telecommunication
                                                Organization S.A. (Rights)(e)                     0           11,200    0.0
                                                                                     --------------   --------------  ------
                                                                                          4,707,529        4,252,578    0.4

                                              Total Investments in Greece                14,602,443       20,149,552    2.0

Hungary      Banking               491,929    OTP Bank (GDR)(b)                          10,942,817       13,036,119    1.3

             Health/Personal        98,330    Gedeon Richter Ltd. (GDR)(b)                3,797,770        9,046,360    0.9
             Care                   73,700    Gedeon Richter Ltd. (GDR)(b)(d)             2,433,751        6,780,400    0.7
                                                                                     --------------   --------------  ------
                                                                                          6,231,521       15,826,760    1.6
             Oil & Related          61,000    Mol Magyar Olay-es Gazipari
                                                Reszvenytarsasag (GDR)(b)                   648,125        1,364,875    0.1
                                   319,000    Mol Magyar Olay-es Gazipari
                                                Reszvenytarsasag (GDR)(b)(d)              3,688,894        7,137,625    0.7
                                                                                     --------------   --------------  ------
                                                                                          4,337,019        8,502,500    0.8

             Telecommunications     22,280  ++Magyar TavKozlesi Reszvenytarsasag
                                                (Matav)(Ordinary)(d)                      5,953,294        8,094,460    0.8

                                              Total Investments in Hungary               27,464,651       45,459,839    4.5

Italy        Automobiles         2,748,623    Fiat S.p.A.                                 8,277,807        9,894,461    1.0

                                              Total Investments in Italy                  8,277,807        9,894,461    1.0

Nether-      Electronics            91,900    Philips Electronics N.V.                    3,740,578        6,588,385    0.6
lands

                                              Total Investments in the
                                              Netherlands                                 3,740,578        6,588,385    0.6

Poland       Automotive            309,611    T.C. Debica                                 5,492,554        6,361,870    0.6

             Banking               665,104    Wielkopolski Bank Kredytowy S.A.            4,413,586        3,806,379    0.4

             Electrical            174,300    Elektrim Spolka Akcyjna S.A.                1,435,914        1,517,498    0.1
             Components

             Multi-Industry        237,271  ++NIF Piast S.A. Fund                           958,975          671,726    0.1
                                    99,091    NIF Progress Fund                             404,212          310,696    0.0
                                    64,390    NIF 3 Trinity Fund                            187,915          188,172    0.0
                                    16,220  ++Polish National Investment Fund               809,897          691,263    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,360,999        1,861,857    0.2

                                              Total Investments in Poland                13,703,053       13,547,604    1.3

Portugal     Building Products     860,814    Cimpor-Cimentos de Portugal S.A.           18,823,734       20,070,818    2.0

             Telecommunications    315,990    Portugal Telecom S.A.                      10,631,199       12,752,396    1.3
                                   156,300    Portugal Telecom S.A. (ADR)(a)              5,154,710        6,271,538    0.6
                                                                                     --------------   --------------  ------
                                                                                         15,785,909       19,023,934    1.9

                                              Total Investments in Portugal              34,609,643       39,094,752    3.9


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                             (in US Dollars)
EUROPE                                                                                                     Value    Percent of
(concluded)  Industries         Shares Held              Investments                      Cost           (Note 1a)  Net Assets
Russia       Energy Sources        366,662    AO Mosenergo (ADR)(a)                  $   10,743,290   $   15,216,473    1.5%
                                 2,025,000  ++Irkutskenergo                                 255,917          686,475    0.1
                                                                                     --------------   --------------  ------
                                                                                         10,999,207       15,902,948    1.6

             Natural Gas           128,700    RAO Gazprom (ADR)(a)(d)                     2,027,025        2,213,640    0.2

             Oil & Related         144,900    Lukoil Oil Company (ADR)(a)                 7,034,300       11,302,200    1.1

             Telecommuni-        2,578,000  ++Rostelecom--RDC                            10,079,828       10,002,640    1.0
             cations               220,000  ++Rostelecom--RDC (d)                           825,000          847,000    0.1
                                   212,500  ++Rostelecom--RDC (Preferred)(ADR)(a)           601,375          521,687    0.0
                                                                                     --------------   --------------  ------
                                                                                         11,506,203       11,371,327    1.1

             Utilities--           927,100  ++Bashkirenergo                                 502,868          450,571    0.0
             Electric           11,074,620  ++Unified Energy Systems                      3,557,628        3,995,723    0.4
                                                                                     --------------   --------------  ------
                                                                                          4,060,496        4,446,294    0.4

                                              Total Investments in Russia                35,627,231       45,236,409    4.4

Turkey       Banking            46,180,300    Akbank T.A.S. (Ordinary)                    3,329,388        3,967,647    0.4

             Building           29,701,711    Akcansa Cimento A.S.                        4,320,614        4,102,999    0.4
             Products

                                              Total Investments in Turkey                 7,650,002        8,070,646    0.8


                                              Total Investments in Europe               151,560,630      194,269,933   19.1

LATIN
AMERICA

Argentina    Oil & Related       1,332,144    Companhia Naviera Perez Companc
                                                S.A.C.F.I.M.F.A. (Class B)                6,859,310       10,685,505    1.1
                                   327,774    Yacimientos Petroliferos Fiscales
                                                S.A. (ADR)(a)                             8,807,711       10,079,050    1.0
                                                                                     --------------   --------------  ------
                                                                                         15,667,021       20,764,555    2.1

             Telecommuni-          275,000  ++Nortel Inversora S.A. (ADR)(a)              7,939,750        7,459,375    0.7
             cations               100,523    Telecom Argentina Stet--France
                                                Telecom S.A. (ADR)(a)                     4,771,715        5,277,457    0.5
                                                                                     --------------   --------------  ------
                                                                                         12,711,465       12,736,832    1.2

                                              Total Investments in Argentina             28,378,486       33,501,387    3.3

Brazil       Banking           861,174,679    Banco Bradesco S.A. (Preferred)             5,170,352        8,679,745    0.9
                                 5,391,000    Banco Itau S.A. (Preferred)                 2,854,141        3,044,801    0.3
                                42,567,626  ++Banco Nacional S.A. (Preferred)               892,993               40    0.0
                                                                                     --------------   --------------  ------
                                                                                          8,917,486       11,724,586    1.2

             Beverage           30,667,513    Companhia Cervejaria Brahma S.A.
                                                PN (Preferred)                           14,476,455       23,360,298    2.3
                                    24,500    Companhia Cervejaria Brahma S.A.
                                                PN (Preferred) (ADR)(a)                     358,433          375,156    0.0
                                                                                     --------------   --------------  ------
                                                                                         14,834,888       23,735,454    2.3

             Oil & Related     105,965,049    Petroleo Brasileiro S.A.--
                                                Petrobras (Preferred)                    19,399,628       29,432,852    2.9

             Steel              30,881,000    Companhia Siderurgica Nacional S.A.           943,627        1,018,147    0.1
                                   926,190    Usinas Siderurgicas de Minas
                                                Gerais --Usiminas S.A. (Preferred)        9,594,875       10,315,855    1.0
                                                                                     --------------   --------------  ------
                                                                                         10,538,502       11,334,002    1.1

             Telecommuni-          191,671    Telecomunicacoes Brasileiras S.A.
             cations                            --Telebras(ADR)(a)                       16,015,719       29,086,074    2.9
                               168,431,403    Telecomunicacoes Brasileiras S.A.
                                                --Telebras ON                             8,671,392       22,843,460    2.2
                                                                                     --------------   --------------  ------
                                                                                         24,687,111       51,929,534    5.1

             Utilities--        11,177,000    Centrais Eletricas Brasileiras
             Electrical                         S.A.--Eletrobras                          4,043,811        6,250,399    0.6
             & Gas                3,890,000   Centrais Eletricas Brasileiras
                                                S.A.--Eletrobras (Preferred)              1,454,583        2,323,521    0.3
                                                                                     --------------   --------------  ------
                                                                                          5,498,394        8,573,920    0.9

                                              Total Investments in Brazil                83,876,009      136,730,348   13.5

Chile        Telecommuni-          345,958    Compania de Telecomunicaciones de
             cations                            Chile S.A. (ADR)(a)                       9,136,095       11,416,614    1.1
                                   300,000  ++Quinenco S.A. (ADR)(a)                      5,665,560        5,550,000    0.5
                                                                                     --------------   --------------  ------
                                                                                         14,801,655       16,966,614    1.6

             Utilities--           242,736    Chilgener S.A. (ADR)(a)                     7,057,718        6,796,608    0.7
             Electric

                                              Total Investments in Chile                 21,859,373       23,763,222    2.3

Mexico       Broadcast--Media      220,400  ++Grupo Televisa, S.A. de C.V.
                                                (GDR)(b)                                  6,377,423        6,694,650    0.6

             Building &          1,526,614    Apasco, S.A. de C.V.                        6,977,237       10,913,993    1.1
             Construction

             Health/Personal     3,826,850    Kimberly-Clark de Mexico, S.A.
             Care                               de C.V. (Series A)                       10,217,228       15,268,867    1.5

             Multi-Industry      1,995,894    Grupo Carso, S.A. de C.V. 'A'              11,922,837       13,892,126    1.4
                                   348,900    Grupo Carso, S.A. de C.V. (ADR)(a)          4,028,200        4,710,150    0.4
                                                                                     --------------   --------------  ------
                                                                                         15,951,037       18,602,276    1.8

             Retail              8,834,987    Cifra, S.A. de C.V. 'C'                    13,399,774       14,122,635    1.4

             Telecommunications    417,406    Telefonos de Mexico, S.A. de C.V.
                                                (ADR)(a)                                 14,719,287       19,931,136    2.0

                                              Total Investments in Mexico                67,641,986       85,533,557    8.4

                                              Total Investments in
                                              Latin America                             201,755,854      279,528,514   27.5

MIDDLE
EAST

Egypt        Banking               168,430    Commercial International Bank
                                                (Egypt) S.A.E.                            1,992,666        3,524,760    0.3
                                   248,789    Commercial International Bank
                                                (Egypt) S.A.E. (GDR)(b)                   2,954,369        5,125,053    0.5
                                                                                     --------------   --------------  ------
                                                                                          4,947,035        8,649,813    0.8

             Building              153,095    Torah Portland Cement Company               4,351,308        3,875,252    0.4
             Products
                                              Total Investments in Egypt                  9,298,343       12,525,065    1.2


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                             (in US Dollars)
MIDDLE EAST                    Shares Held/                                                                Value    Percent of
(concluded)  Industries         Face Amount              Investments                      Cost           (Note 1a)  Net Assets
Israel       Banking             4,974,330    Bank Hapoalim Ltd.                     $    9,212,280   $   10,346,761    1.0%
                                 4,868,599    Bank Leumi Israel                           7,014,411        7,378,511    0.8
                                                                                     --------------   --------------  ------
                                                                                         16,226,691       17,725,272    1.8

             Merchandising          16,078  ++Blue Square Chain Stores
                                                Properties & Investments Ltd.                96,958          156,439    0.0

             Retail              1,387,600    Super-Sol Ltd.                              3,741,902        4,448,994    0.4

                                              Total Investments in Israel                20,065,551       22,330,705    2.2

                                              Total Investments in the
                                              Middle East                                29,363,894       34,855,770    3.4

PACIFIC BASIN/
ASIA

Australia    Merchandising         207,045    Amway Asia Pacific Ltd.                     6,445,644        9,032,338    0.9

                                              Total Investments in Australia              6,445,644        9,032,338    0.9

China        Chemicals             440,000  ++Beijing Yanhua Petrochemical
                                                Company Ltd. (ADR)(a)                     5,059,120        5,060,000    0.5

             Telecommuni-        6,606,000    Eastern Communications Co., Ltd.
             cations                            (Class B)                                 5,747,207        9,750,456    1.0

                                              Total Investments in China                 10,806,327       14,810,456    1.5

Hong Kong    Food               23,545,000    C.P. Pokphand Co. Ltd. (Ordinary)           6,785,932        7,294,367    0.7
                                38,753,900    Tingyi (Cayman Islands)
                                                Holdings, Co.                             9,688,193        9,654,958    0.9
                                                                                     --------------   --------------  ------
                                                                                         16,474,125       16,949,325    1.6

             Industrial         21,715,000    Sinocan Holdings Ltd.                       8,217,244       10,721,830    1.1

             Real Estate         3,700,900    China Overseas Land & Investment
                                                Co.                                       1,862,948        2,985,830    0.3
                                 2,249,100    Hang Lung Development Company               4,752,100        4,122,634    0.4
                                 2,858,000    Henderson China Holding Ltd.                5,129,929        4,814,491    0.5
                                                                                     --------------   --------------  ------
                                                                                         11,744,977       11,922,955    1.2

             Telecommunications  1,939,000  ++Smartone Telecommunications                 4,065,347        4,405,225    0.4

                                              Total Investments in Hong Kong             40,501,693       43,999,335    4.3

India        Automobiles            37,500    Bajaj Auto Ltd. (GDR)(b)                    1,293,750        1,288,125    0.1

             Banking               978,964    State Bank of India                         7,442,695        9,310,762    0.9
                                    93,200    State Bank of India (GDR)(b)(d)             2,338,125        2,469,800    0.2
                                                                                     --------------   --------------  ------
                                                                                          9,780,820       11,780,562    1.1

             Building Products      42,500    Associated Cement Companies Ltd.            1,640,597        1,725,542    0.2

             Energy Sources        866,725    Bombay Suburban Electric Supply
                                                Co. Ltd.                                  4,617,067        5,772,110    0.6
                                    56,882    Bombay Suburban Electric Supply
                                                Co. Ltd. (GDR)(b)                           955,334        1,507,373    0.1
                                                                                     --------------   --------------  ------
                                                                                          5,572,401        7,279,483    0.7

             Engineering           136,700    Larsen & Toubro Ltd. (GDR)(b)               1,845,087        2,358,075    0.2
             Equipment

             Financial             112,406    Housing Development Finance Corp.           9,283,077       12,828,109    1.3
             Services            3,330,753    Industrial Credit & Investment
                                                Corporation of India Ltd.                11,467,675        7,285,295    0.7
                                                                                     --------------   --------------  ------
                                                                                         20,750,752       20,113,404    2.0

             Leisure & Tourism     410,875    East India Hotels Ltd.                      4,640,089        4,995,964    0.5

             Oil Services          847,000    Hindustan Petroleum Corporation
                                                Ltd.                                      9,346,244       10,748,791    1.1

             Recreation &          580,000    Suraj Diamonds Ltd.                         1,522,715          269,126    0.0
             Consumer Goods

             Telecommuni-        1,652,000    Mahanagar Telephone Nigram Ltd.             8,369,020       14,026,415    1.4
             cations                24,000  ++Videsh Sanchar Nigam Ltd. (GDR)(b)            435,600          498,000    0.0
                                   124,000  ++Videsh Sanchar Nigam Ltd.
                                                (GDR)(b)(d)                               2,046,000        2,573,000    0.3
                                                                                     --------------   --------------  ------
                                                                                         10,850,620       17,097,415    1.7

             Textiles                  678    Reliance Industries Ltd.                        4,299            7,045    0.0

                                              Total Investments in India                 67,247,374       77,663,532    7.6

Indonesia    Automobiles         2,296,500    P.T. Astra International 'Foreign'          7,071,851        9,450,617    0.9

             Broadcasting   US$  3,900,000    P.T. Surya Citra Television,
             & Publishing                       4% due 7/01/1997 (Convertible)            4,111,085        4,665,570    0.4
                            US$    745,000    P.T. Surya Citra Television,
                                                4% due 7/01/1997 (Convertible)(d)           745,000          891,243    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,856,085        5,556,813    0.5

             Forest Products     4,977,050    P.T. Indah Kiat Pulp & Paper Corp.
             & Paper                            'Foreign'                                 2,925,564        2,918,640    0.3
                                   419,120    P.T. Indah Kiat Pulp & Paper Corp.
                                                'Foreign' (Warrants)(c)                           0          145,454    0.0
                                                                                     --------------   --------------  ------
                                                                                          2,925,564        3,064,094    0.3

             Insurance           3,902,000    P.T. Lippo Life Insurance 'Foreign'         4,782,530        4,616,564    0.5

             Multi-Industry      5,118,000    P.T. Bimantara Citra                        5,711,762        8,951,235    0.9

             Real Estate         6,928,000    P.T. Ciputra Development                    5,539,548        6,913,745    0.7

             Telecommuni-          313,100    P.T. Indosat (ADR)(a)                       9,166,338        9,373,431    0.9
             cations             3,590,500    P.T. Telekomunikasi Indonesia               5,463,605        5,873,349    0.6
                                   342,554    P.T. Telekomunikasi Indonesia
                                                (ADR)(a)                                 10,113,958       11,133,005    1.1
                                                                                     --------------   --------------  ------
                                                                                         24,743,901       26,379,785    2.6

                                              Total Investments in Indonesia             55,631,241       64,932,853    6.4

Malaysia     Airlines              814,000    Malaysian Airline System BHD                2,301,094        2,032,016    0.2

             Banking             3,592,200    Commerce Asset Holding BHD                 10,658,807        9,465,519    0.9
                                   144,500    Commerce Asset Holding BHD
                                                (Rights)(f)                                       0           22,330    0.0
                                   966,000    Malayan Banking BHD                         9,975,017       10,143,440    1.0
                                     1,000    Public Bank BHD 'Foreign'                       2,016            1,561    0.0
                                                                                     --------------   --------------  ------
                                                                                         20,635,840       19,632,850    1.9

             Broadcasting        1,912,000    New Straits Times Press BHD                 9,970,360       11,212,743    1.1
             & Publishing

             Building              645,000    Hume Industries (Malaysia) BHD              3,424,640        2,964,695    0.3
             Materials

             Chemicals             604,500    Nylex (Malaysia) BHD                        1,586,821        1,029,976    0.1


CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                             (in US Dollars)
PACIFIC BASIN/                 Shares Held/                                                                Value    Percent of
ASIA         Industries         Face Amount              Investments                      Cost           (Note 1a)  Net Assets
(concluded)
Malaysia     Diversified         2,935,000    Magnum Corporation BHD                 $    5,460,673   $    4,419,305    0.4%
(concluded)  Holdings              354,000    OYL Industries BHD                          3,658,275        2,244,324    0.2
                                   621,000    United Engineers (Malaysia) Ltd.            5,771,221        4,478,425    0.5
                                                                                     --------------   --------------  ------
                                                                                         14,890,169       11,142,054    1.1

             Engineering &       1,065,000    Malaysian Resources Corp. BHD               3,698,194        2,932,896    0.3
             Construction

             Food                  601,000    Nestle (Malaysia) BHD                       4,659,797        4,500,892    0.4

             Multi-Industry        149,000    Ekran BHD (Rights)(g)                               0           11,808    0.0
                                 2,525,000    Hicom Holdings BHD                          5,991,165        4,782,462    0.5
                                 5,534,000    Renong BHD                                  8,750,843        7,236,280    0.7
                                 3,561,800    Sungei Way Holdings BHD                     7,620,767        6,717,981    0.7
                                                                                     --------------   --------------  ------
                                                                                         22,362,775       18,748,531    1.9

             Natural Gas           894,000    Petronas Gas BHD                            3,724,209        3,259,024    0.3

             Oil & Related       1,545,500    Petronas Dagangan BHD                       4,054,663        3,674,367    0.4

             Tobacco               305,000    Rothmans of Pall Mall (Malaysia)
                                                BHD                                       3,201,767        2,997,187    0.3

                                              Total Investments in Malaysia              94,510,329       84,127,231    8.3

Pakistan     Chemicals--            82,000    Fauji Fertilizer Co. Ltd.                     170,811          161,284    0.0
             Fertilizers

             Electrical             16,227  ++Karachi Electric Supply Corp. Ltd.             10,630            4,818    0.0
             Components

             Telecommuni-        1,405,000    Pakistan Telecommunications Corp.           1,489,569        1,068,884    0.1
             cations
                                              Total Investments in Pakistan               1,671,010        1,234,986    0.1

South        Automotive             67,538  ++Dong Ah Tire Industries                     3,636,374        4,017,215    0.4
Korea

             Banking             1,432,520    Cho Hung Bank Co. Ltd.                     11,874,409        9,730,141    1.0
                                   209,033  ++Kookmin Bank (GDR)(b)(d)                    3,464,599        4,546,468    0.4
                                                                                     --------------   --------------  ------
                                                                                         15,339,008       14,276,609    1.4

             Chemicals             376,980    L.G. Chemical Ltd.                          5,328,189        5,233,470    0.5

             Electrical              5,367    Samsung Display Devices Co.                   309,066          296,009    0.0
             Components

             Telecommuni-              130  ++SK Telecom Co. Ltd.                            65,985           95,887    0.0
             cations               482,039  ++SK Telecom Co. Ltd. (ADR)(a)(d)             7,346,241        4,850,517    0.5
                                                                                     --------------   --------------  ------
                                                                                          7,412,226        4,946,404    0.5

                                              Total Investments in South Korea           32,024,863       28,769,707    2.8

Taiwan       Banking             3,409,000  ++Bank Sinopac                                3,926,912        3,251,926    0.3

             Insurance             650,000  ++Fubon Insurance Co.                         1,515,585        1,684,665    0.2

             Transportation      5,745,000    Yang Ming Marine Transport                  7,827,476        6,741,793    0.7
             Marine
                                              Total Investments in Taiwan                13,269,973       11,678,384    1.2

Thailand     Banking               345,000    Bangkok Bank Public Co., Ltd.
                                                (Registered Shares)                       2,476,062        2,373,792    0.2

             Building               50,000    Siam Cement Public Company Limited
             Products                           'Foreign'                                 1,482,104          865,868    0.1
                                   731,400    Siam City Cement Public Company
                                                Limited 'Foreign'                         3,929,465        2,968,574    0.3
                                                                                     --------------   --------------  ------
                                                                                          5,411,569        3,834,442    0.4

             Real Estate    Chf 11,300,000    Bangkok Land Public Co., Ltd.,
                                                3.125% due 3/31/2001 (Convertible)        3,974,841        1,821,705    0.2
                            US$  1,565,000    Bangkok Land Public Co., Ltd.,
                                                4.50% due 10/13/2003 (Convertible)        1,155,250          626,000    0.1
                            US$  3,731,000    Hemaraj Land and Development
                                                Public Co., Ltd., 3.50% due
                                                9/09/2003 (Convertible)                   3,662,886        3,693,690    0.3
                            US$  3,013,000    Tanayong Public Co. Ltd., 3.50%
                                                due 3/01/2004 (Convertible)               2,728,316        1,687,280    0.2
                                                                                     --------------   --------------  ------
                                                                                         11,521,293        7,828,675    0.8

             Telecommuni-        1,498,000  ++TelecomAsia Corporation Public
             cations                            Company Ltd. 'Foreign'                    3,247,616        1,809,528    0.2

                                              Total Investments in Thailand              22,656,540       15,846,437    1.6


                                              Total Investments in the Pacific
                                              Basin/Asia                                344,764,994      352,095,259   34.7

SHORT-TERM                         Face
SECURITIES                        Amount

             Commercial     US$ 20,000,000    General Electric Capital Corp.,
             Paper*                             5.50% due 7/09/1997                      19,975,556       19,975,556    2.0
                                35,201,000    General Motors Acceptance Corp.,
                                                6.25% due 7/01/1997                      35,201,000       35,201,000    3.5

                                              Total Investments in Short-Term
                                              Securities                                 55,176,556       55,176,556    5.5

             Total Investments                                                       $  868,959,738    1,017,610,039  100.2
                                                                                     ==============
             Time Deposit++++                                                                              4,600,000    0.4

             Liabilities in Excess of Other Assets                                                        (6,496,880)  (0.6)
                                                                                                      --------------  ------
             Net Assets                                                                               $1,015,713,159  100.0%
                                                                                                      ==============  ======

            *Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          (a)American Depositary Receipts (ADR).
          (b)Global Depositary Receipts (GDR).
          (c)Warrants entitle the Fund to purchase a predetermined number of shares of stock at a predetermined price until the expiration date.
          (d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
          (e)The rights may be exercised until 7/08/1997.
          (f)The rights may be exercised until 7/04/1997.
          (g)The rights may be exercised until 7/01/1997.
           ++Non-income producing security.
         ++++This time deposit bears interest at 5.25% and matures on 7/01/1997.

             See Notes to Consolidated Financial Statements.



CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 1997
Assets:             Investments, at value (identified cost--$868,959,738) (Note 1a)                       $1,017,610,039
                    Cash                                                                                         323,936
                    Foreign cash (Note 1c)                                                                     6,452,167
                    Time deposit                                                                               4,600,000
                    Receivables:
                      Securities sold                                                    $   10,292,687
                      Dividends                                                               4,756,778
                      Capital shares sold                                                     3,144,426
                      Interest                                                                  438,515       18,632,406
                                                                                         --------------
                    Prepaid expenses and other assets (Note 1f)                                                   46,287
                                                                                                          --------------
                    Total assets                                                                           1,047,664,835
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   27,259,466
                      Capital shares redeemed                                                 2,375,988
                      Investment adviser (Note 2)                                               840,698
                      Distributor (Note 2)                                                      404,868       30,881,020
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,070,656
                                                                                                          --------------
                    Total liabilities                                                                         31,951,676
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,015,713,159
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                     $    2,738,779
                    Class B Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                          2,338,450
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            422,385
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                            428,554
                    Paid-in capital in excess of par                                                         849,753,384
                    Undistributed investment income--net                                                       5,431,534
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                 5,987,614
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        148,612,459
                                                                                                          --------------
                    Net assets                                                                            $1,015,713,159
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $471,789,710 and 27,387,793
Value:                       shares outstanding                                                           $        17.23
                                                                                                          ==============
                    Class B--Based on net assets of $398,468,543 and 23,384,498
                             shares outstanding                                                           $        17.04
                                                                                                          ==============
                    Class C--Based on net assets of $71,768,973 and 4,223,846
                             shares outstanding                                                           $        16.99
                                                                                                          ==============
                    Class D--Based on net assets of $73,685,933 and 4,285,540
                             shares outstanding                                                           $        17.19
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Year Ended June 30, 1997
Investment Income   Dividends (net of $999,738 foreign withholding tax)                                   $   26,573,975
(Notes 1d & 1e):    Interest and discount earned                                                               4,599,900
                                                                                                          --------------
                    Total income                                                                              31,173,875
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    8,154,217
                    Account maintenance and distribution fees--Class B (Note 2)               3,339,731
                    Custodian fees                                                            2,100,785
                    Transfer agent fees--Class B (Note 2)                                       744,726
                    Transfer agent fees--Class A (Note 2)                                       665,366
                    Account maintenance and distribution fees--Class C (Note 2)                 558,946
                    Accounting services (Note 2)                                                198,942
                    Registration fees (Note 1f)                                                 160,078
                    Account maintenance fees--Class D (Note 2)                                  153,420
                    Printing and shareholder reports                                            150,537
                    Transfer agent fees--Class C (Note 2)                                       126,461
                    Transfer agent fees--Class D (Note 2)                                       112,323
                    Professional fees                                                            99,637
                    Dividend fees                                                                62,607
                    Directors' fees and expenses                                                 36,857
                    Pricing fees                                                                 15,172
                    Other                                                                        34,628
                                                                                         --------------
                    Total expenses                                                                            16,714,433
                                                                                                          --------------
                    Investment income--net                                                                    14,459,442
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       44,061,153
(Loss) on             Foreign currency transactions--net                                     (1,382,848)      42,678,305
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       78,455,481
(Notes 1b, 1c,        Foreign currency transactions--net                                         25,630       78,481,111
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                    121,159,416
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  135,618,858
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year
                                                                                                  Ended June 30,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                               $   14,459,442   $    7,784,215
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                        42,678,305      (19,609,742)
                    Change in unrealized appreciation/depreciation on investments and
                    foreign currency transactions--net                                       78,481,111       94,930,812
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    135,618,858       83,105,285
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (6,147,015)      (5,561,685)
Shareholders          Class B                                                                (2,959,341)      (1,835,760)
(Note 1g):            Class C                                                                  (523,137)        (257,907)
                      Class D                                                                  (823,715)        (462,153)
                    Realized gain on investments--net:
                      Class A                                                                (2,372,022)              --
                      Class B                                                                (2,299,701)              --
                      Class C                                                                  (380,478)              --
                      Class D                                                                  (369,485)              --
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (15,874,894)      (8,117,505)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                            146,098,497      121,555,763
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase in net assets                                            265,842,461      196,543,543
                    Beginning of year                                                       749,870,698      553,327,155
                                                                                         --------------   --------------
                    End of year*                                                         $1,015,713,159   $  749,870,698
                                                                                         ==============   ==============

                   *Undistributed investment income--net (Note 1i)                       $    5,431,534   $    2,661,403
                                                                                         ==============   ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have                           Class A
                    been derived from information provided in the
                    financial statements.
                                                                                  For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:             1997++     1996++    1995      1994       1993++
Per Share           Net asset value, beginning of year                $  15.05   $  13.35  $  14.61  $  11.62   $  11.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .36        .23       .24       .11        .12
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions
                    --net                                                 2.21       1.71      (.40)     3.23        .42
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.57       1.94      (.16)     3.34        .54
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.28)      (.24)     (.04)     (.07)      (.14)
                      Realized gain on investments--net                   (.11)        --      (.60)     (.28)      (.70)
                      In excess of realized gain on investments
                      --net                                                 --         --      (.46)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.39)      (.24)    (1.10)     (.35)      (.84)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  17.23   $  15.05  $  13.35  $  14.61   $  11.62
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  17.66%     14.82%    (1.67%)   28.73%      5.17%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.53%      1.54%     1.62%     1.46%      1.71%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        2.32%      1.66%     1.56%      .63%      (.04%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $471,790   $342,884  $350,081  $401,996   $142,285
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  86.68%     71.01%    63.37%    66.85%     91.72%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0003   $  .0012        --        --         --
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the period.
                ++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)
                                                                                                 Class B

                                                                                                                 For the
                                                                                         For the                 Period
                    The following per share data and ratios have been derived              Year                  July 1,
                    from information provided in the financial statements.                Ended                1994++++ to
                                                                                         June 30,               June 30,
                    Increase (Decrease) in Net Asset Value:                        1997++         1996++          1995
Per Share           Net asset value, beginning of period                         $  14.90       $  13.24        $  14.54
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .19            .09             .08
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                           2.20           1.69            (.32)
                                                                                 --------       --------        --------
                    Total from investment operations                                 2.39           1.78            (.24)
                                                                                 --------       --------        --------
                    Less dividends and distributions:
                      Investment income--net                                         (.14)          (.12)             --
                      Realized gain on investments--net                              (.11)            --            (.60)
                      In excess of realized gain on investments--net                   --             --            (.46)
                                                                                 --------       --------        --------
                    Total dividends and distributions                                (.25)          (.12)          (1.06)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  17.04       $  14.90        $  13.24
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                             16.39%         13.63%          (2.22%)+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                        2.57%          2.56%           2.79%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                          1.22%           .65%           1.01%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $398,468       $302,183        $162,774
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             86.68%         71.01%          63.37%
                                                                                 ========       ========        ========
                    Average commission rate paid++++++                           $  .0003       $  .0012              --
                                                                                 ========       ========        ========

                                                                       Class C                       Class D

                    The following per share data and                        For the                        For the
                    ratios have been derived from            For the        Period          For the        Period
                    information provided in the               Year          Oct. 21,          Year         Oct. 21,
                    financial statements.                    Ended         1994++++ to       Ended        1994++++ to
                                                            June 30,        June 30,        June 30,        June 30,
                    Increase (Decrease) in Net Asset Value:  1997++     1996++      1995     1997++    1996++      1995
Per Share           Net asset value, beginning of period   $  14.87   $  13.22   $  16.71  $  15.02  $  13.33   $  16.77
Operating                                                  --------   --------   --------  --------  --------   --------
Performance:        Investment income--net                      .18        .09        .08       .32       .21        .13
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                          2.20       1.70      (2.50)     2.20      1.69      (2.48)
                                                           --------   --------   --------  --------  --------   --------
                    Total from investment operations           2.38       1.79      (2.42)     2.52      1.90      (2.35)
                                                           --------   --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                   (.15)      (.14)      (.01)     (.24)     (.21)      (.03)
                      Realized gain on investments--net        (.11)        --       (.60)     (.11)       --       (.60)
                      In excess of realized gain on
                      investments--net                           --         --       (.46)       --        --       (.46)
                                                           --------   --------   --------  --------  --------   --------
                    Total dividends and distributions          (.26)      (.14)     (1.07)     (.35)     (.21)     (1.09)
                                                           --------   --------   --------  --------  --------   --------
                    Net asset value, end of period         $  16.99   $  14.87   $  13.22  $  17.19  $  15.02   $  13.33
                                                           ========   ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share       16.37%     13.68%    (14.97%)+++17.30%    14.55%    (14.49%)+++
Return:**                                                  ========   ========   ========  ========  ========   ========

Ratios to Average   Expenses                                  2.58%      2.56%      2.96%*    1.78%     1.76%      2.19%*
Net Assets:                                                ========   ========   ========  ========  ========   ========
                    Investment income--net                    1.19%      0.67%      1.32%*    2.06%     1.48%      2.10%*
                                                           ========   ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $ 71,769   $ 46,983   $ 18,573  $ 73,686  $ 57,821   $ 21,899
                                                           ========   ========   ========  ========  ========   ========
                    Portfolio turnover                       86.68%     71.01%     63.37%    86.68%    71.01%     63.37%
                                                           ========   ========   ========  ========  ========   ========
                    Average commission rate paid++++++     $  .0003   $  .0012         --  $  .0003  $  .0012         --
                                                           ========   ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding during the period.
                ++++Commencement of Operations.
              ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.



NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,236,103 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                               $ 8,940       $130,119
Class D                               $22,866       $279,492

For the year ended June 30, 1997, MLPF&S received contingent deferred sales charges of $1,075,771 and $20,007 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $413,827 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 1997.


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1997 were $794,474,642 and $660,407,830, respectively.

Net realized and unrealized gains (losses) as of June 30, 1997 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments            $ 44,091,466   $148,650,301
Short-term investments                (30,313)            --
Forward foreign exchange
contracts                            (117,875)            --
Foreign currency transactions      (1,264,973)       (37,842)
                                 ------------   ------------
Total                            $ 42,678,305   $148,612,459
                                 ============   ============

As of June 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $144,333,213, of which $182,901,105 related to appreciated securities and $38,567,892 related to depreciated securities. The aggregate cost of investments at June 30, 1997 for Federal income tax purposes was $873,276,826.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $146,098,497 and $121,555,763 for the years ended June 30, 1997 and June 30, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        10,813,691   $171,055,059
Shares issued to shareholders
in reinvestment of dividends
and distributions                     520,090      7,328,070
                                 ------------   ------------
Total issued                       11,333,781    178,383,129
Shares redeemed                    (6,726,711)  (103,736,501)
                                 ------------   ------------
Net increase                        4,607,070   $ 74,646,628
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         2,735,667   $ 38,556,805
Shares issued to shareholders
in reinvestment of dividends          372,866      4,809,974
                                 ------------   ------------
Total issued                        3,108,533     43,366,779
Shares redeemed                    (6,552,984)   (89,771,385)
                                 ------------   ------------
Net decrease                       (3,444,451)  $(46,404,606)
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        10,187,663   $157,219,448
Shares issued to shareholders
in reinvestment of dividends
and distributions                     337,691      4,734,432
                                 ------------   ------------
Total issued                       10,525,354    161,953,880
Automatic conversion of shares        (98,887)    (1,536,359)
Shares redeemed                    (7,323,938)  (112,319,608)
                                 ------------   ------------
Net increase                        3,102,529   $ 48,097,913
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                        12,840,731   $179,107,988
Shares issued to shareholders
in reinvestment of dividends          128,947      1,655,685
                                 ------------   ------------
Total issued                       12,969,678    180,763,673
Automatic conversion of shares        (92,406)    (1,275,022)
Shares redeemed                    (4,893,284)   (67,373,581)
                                 ------------   ------------
Net increase                        7,983,988   $112,115,070
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         2,216,284   $ 34,190,472
Shares issued to shareholders
in reinvestment of dividends
and distributions                      59,048        825,497
                                 ------------   ------------
Total issued                        2,275,332     35,015,969
Shares redeemed                    (1,211,472)   (18,623,703)
                                 ------------   ------------
Net increase                        1,063,860   $ 16,392,266
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         2,350,884   $ 32,960,409
Shares issued to shareholders
in reinvestment of dividends           18,269        234,019
                                 ------------   ------------
Total issued                        2,369,153     33,194,428
Shares redeemed                      (613,802)    (8,506,773)
                                 ------------   ------------
Net increase                        1,755,351   $ 24,687,655
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         6,551,739   $102,865,774
Automatic conversion of shares         98,081      1,536,359
Shares issued to shareholders
in reinvestment of dividends
and distributions                      74,296      1,046,092
                                 ------------   ------------
Total issued                        6,724,116    105,448,225
Shares redeemed                    (6,287,797)   (98,486,535)
                                 ------------   ------------
Net increase                          436,319   $  6,961,690
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended June 30, 1996                   Shares        Amount

Shares sold                         4,465,997   $ 63,170,949
Automatic conversion of shares         91,700      1,275,022
Shares issued to shareholders
in reinvestment of dividends           31,584        407,120
                                 ------------   ------------
Total issued                        4,589,281     64,853,091
Shares redeemed                    (2,382,856)   (33,695,447)
                                 ------------   ------------
Net increase                        2,206,425   $ 31,157,644
                                 ============   ============

5. Commitments:
At June 30, 1997, the Fund entered into forward exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $11,552,000 and $2,543,000, respectively.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1997, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 1997, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
August 13, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Developing Capital Markets Fund, Inc. during its fiscal year ended June 30, 1997:
                 Record   Payable  Non-Qualifying Domestic  Foreign Source   Total Ordinary  Foreign Taxes     Long-Term
                  Date      Date      Ordinary Income           Income           Income     Paid or Withheld  Capital Gains
Class A Shares  12/11/96  12/19/96       $.078445              $.285162         $.363607        $.021451        $.026595

Class B Shares  12/11/96  12/19/96       $.047865              $.173998         $.221863        $.021451        $.026595

Class C Shares  12/11/96  12/19/96       $.049930              $.181506         $.231436        $.021451        $.026595

Class D Shares  12/11/96  12/19/96       $.069957              $.254308         $.324265        $.021451        $.026595

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources.
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.
Please retain this information for your records.

PORTFOLIO INFORMATION (unaudited)


Ten Largest Equity Holdings                       Percent of
As of June 30, 1997                               Net Assets

 Telecomunicacoes Brasileiras S.A.--Telebras*         5.1%
 Petroleo Brasileiro S.A.--Petrobras (Preferred)      2.9
 Companhia Cervejaria Brahma S.A. PN
   (Preferred)                                        2.3
 Cimpor-Cimentos de Portugal S.A.                     2.0
 Telefonos de Mexico, S.A. de C.V. (ADR)              2.0
 Portugal Telecom S.A.*                               1.9
 Grupo Carso, S.A. de C.V.*                           1.8
 P.T. Telekomunikasi Indonesia*                       1.7
 Gedeon Richter Ltd. (GDR)*                           1.6
 Kimberly-Clark de Mexico, S.A. de C.V. (Series A)    1.5

[FN]
*Includes combined holdings.



EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended June 30, 1997


Additions

 Akcansa Cimento A.S.
 Amway Asia Pacific Ltd.
 Associated Cement Companies Ltd.
 Bajaj Auto Ltd. (GDR)
 Banco Itau S.A. (Preferred)
 Bangkok Bank Public Co., Ltd.
   (Registered Shares)
 Bashkirenergo
 Beijing Yanhua Petrochemical Company Ltd.
 Chilenger S.A. (ADR)
 Companhia Cervejaria Brahma
   S.A. PN (Preferred) (ADR)
*Electricidad de Portugal
 Elektrim Spolka Akcyjna S.A.
 Goldfields of South Africa Ltd.
 Grupo Televisa, S.A. de C.V. (GDR)
 Hellenic Telecommunication
   Organization S.A.
 Hellenic Telecommunication Organization
   S.A. (GDR)
 Henderson China Holding Ltd.
 Irkutskenergo
 L.G. Chemical Ltd.
 Larsen & Toubro Ltd. (GDR)
 NIF Piast S.A. Fund
 NIF Progress Fund
 NIF 3 Trinity Fund
 Nortel Inversora S.A. (ADR)
 P.T. Indosat (ADR)
 Pick'n Pay Stores Ltd. (N Shares)
*Pohang Iron & Steel Co.
 Polish National Investment Fund
 Quinenco S.A. (ADR)
 Rembrandt Controlling Investments Ltd.
 Rostelecom--RDC
 Rostelecom--RDC (Preferred) (ADR)
 SK Telecom Co. Ltd.
 SK Telecom Co. Ltd. (ADR)
 SPT Telecom A.S.
 Samsung Display Devices Co.
 Smartone Telecommunications
 State Bank of India (GDR)
 Unified Energy Systems


Deletions

 AMMB Holdings BHD
 Amway Asia Pacific Ltd. (GDR)
 Amway (Malaysia) Holdings BHD
 Banca Quadrum, S.A. de C.V. (ADR)
 Banco Espirito Santo e Comercial de
   Lisboa S.A.
 Bansud S.A. (Class B)
 Beijing Datang Power Generation Company
   Ltd.
 Carso Global Telecom, S.A. de C.V. 'A-1'
 Central European Media Enterprises Ltd.
   (Class A) (GDR)
 Cifra, S.A. de C.V. 'A'
 Cifra, S.A. de C.V. 'B' (ADR)
 Compagnie Generale des Eaux S.A.
 Ekran BHD
*Electricidad de Portugal
 Eregli Demir Ve Celik Fabrikalari T.A.S.
 Finance One Public Company Ltd. 'Foreign'
 Grupo Financiero Inbursa, S.A. de C.V.
   (Class B)
 Irkutskenergo (GDR)
 JCT Ltd.
 Koor Industries Ltd.
 Koor Industries Ltd. (ADR)
 Korea Electric Power Corporation
 Korea Mobile Telecommunications Corp.
   (ADR)
 Mediaset S.p.A.
 Peregrine Investments Holdings Ltd.
 Philips Electronics N.V. (NY Registered
   Shares)
*Pohang Iron & Steel Co.
 Rostelecom--RDC (Registered Shares)
 Siam City Cement Public Company Limited
 Sime Darby BHD
 Sonae Investimentos-SGPS S.A.
 Telecomunicacoes Brasileiras S.A.--
   Telebras PN (Preferred)
 Telefonica de Argentina S.A. (ADR)
 Vaal Reefs Exploration & Mining Co. Ltd.
 Wing Hang Bank Ltd.

[FN]
*Added and deleted in the same quarter.